3 August
2026
PRIVATE
AND CONFIDENTIAL
Mark Bolton
c/o
– [Redacted]
Dear Mark,
I am pleased
to
offer
you
full-time
employment
in the position
of
Chief Marketing
Officer
with Curragh
Queensland
Mining Pty
Ltd (CQMPL)
(“the Company”) .
Your
employment
under the terms
of
this letter
and the attached
Contract of
Employment
will start
on
01 August
2026 unless otherwise
agreed. The
Company
acknowledges
that your
service commenced
on 16 March
2026 and will
recognise
that date
for
the purpose
of
all service
-related entitlements.
Attached
to
this letter
is your
Contract of
Employment
which further
details
the terms and
conditions
of
your employment.
This letter and the
attached
Contract of
Employment
will together
form
your
terms of
employment.
These supersede all prior
discussions,
negotiations,
understandings
and
agreements.
Although not
forming
part of
your Contract of
Employment,
it is
our intention
that you
will be invited
to
participate
in the Company’s
short-term incentive
(STI) and long-term incentive
(LTI) programs.
Details
for
2026 are:
●
Eligible
for
the full
2026 STI
performance
period
(Jan 1 to
Dec 31). The period
up to
and
including
July 31 will
be at
50% of
total
employment
cost
(TEC) maximum and 25% of
TEC
for
target and
the remainder of
the year will be
at 75% of
TEC maximum and 37.5%
of
TEC
for
target
●
Subject
to
Board
approval,
it is
anticipated
that you
will be eligible
to
participate
in the 2027
LTI
performance
period
(Jan 1, 2027, to
Dec 31,
2029) at 75% of
TEC
All employees
of
the Company
are required to
adhere to
Company
policies,
procedures
and
guidelines
although these do not form a part of your Contract of
Employment.
You
must ensure that you
are familiar with
the contents
of
the Company’s
policies,
procedures
and guidelines
as are current or
updated
from
time to
time.
I look
forward to
continuing to
work with you to
ensure the success
of
our operations.
Should
you
have any queries
concerning
this offer
or the terms
and conditions
of
your employment,
please do
not hesitate
to
contact
me on 0427 584 561.
To
accept
this offer
of
employment
please return a signed
and dated
copy
of
this Letter of
Offer,
together
with a signed
and dated
copy
of
the attached
Contract of
Employment
to
epollard@coronadoglobal.com
by
3 August
2026.
Yours
sincerely
/s/
Emma Pollard
Emma Pollard
Chief People and
Sustainability Officer
Curragh Queensland
Mining Pty
Ltd
Private Mail
Bag
ABN: 55 095
450 418
Blackwater
QLD 4717
T:
+61 7 4986 9211
|
F: +61 7
4986
9361
www.coronadoglobal.com

I have read,
understand,
agree to
and accept
all the terms
and conditions
that apply
to
my
employment
with the
Company
as outlined
in this
Letter of
Offer
and related
documents,
including
the
attached
Contract of
Employment.
I confirm
that the payment
amounts
which I receive under the
Contract of
Employment,
satisfies
any obligations
on the Company
to
pay
to
me any entitlements
to
which I may
otherwise
be entitled
under an industrial
instrument
or law.
Signed:
/s/
Mark Bolton
Date:
03/08/2026
Mark Bolton

Contract of Employment
This contract
of
employment
(
“Contract”
) confirms
the express
contractual
terms and
conditions
of
employment
between Curragh
Queensland
Mining Pty
Ltd (
“the Company”
) and
the employee
(
“the
Employee” or “you” ).
Commencement
and Location
of Employment
Unless agreed
otherwise, your
appointment
to this
position
will commence on 01 August 2026.
Your
employment
with the Company
will continue
until terminated
by
either party
in accordance
with
the terms of
this Contract.
Your
position
will be based
at Brisbane,
however you
may be
required by
the Company
to
work at
other locations
(on a temporary
or permanent basis)
to
perform
the inherent requirements of
your
position.
The Company may
require you
to
travel within the state,
interstate or
overseas
to
perform
your duties.
You
may be
required to
transfer to
other positions
and locations
with the Company
or the Coronado
Global
Resources Group
("Coronado
Group"),
subject
to
appropriate
consultation
and notice.
Role and Reporting
Structure
The Company
will employ
you
in the role
of
Chief Marketing
Officer.
The position
currently reports
to the Chief
Executive Officer
(Leader). You
will report
to the Leader
or as otherwise
directed by
the
Company.
Duties
During your employment
you must:
(a)
during your
working
hours and
at other times
as reasonably
necessary,
devote
your
whole time,
attention
and ability
to
the business
of
the Company;
(b)
serve the Company and perform your duties
diligently,
honestly and faithfully;
(c)
exercise and carry out all duties
required of
you
within your
skills
and competence;
(d)
follow
all lawful
and reasonable
directions
and instructions
given to
you
by
the
Company;
(e)
not, without the prior written consent of
the Company,
directly or indirectly
engage in
any other employment
or in any
other activity
(whether paid
or unpaid)
which may
conflict
with your duties
as an
employee of
the Company or may adversely
affect
the
reputation
of
the Company
or the Coronado
Group (and
you
warrant that you are not
under any
obligation
or restriction which would interfere or conflict
with your
employment
in this role or your
obligations
and duties
under this Contract);
(f)
notify
the Company
immediately
if
any interest or
obligation
arises which may
be
inconsistent
with your
obligations
to
the Company
or which may
adversely
affect
the
reputation
of
the Company;
(g)
comply
with any direction from
the Company to take all necessary action to
remove
any conflict
(whether direct or
indirect) (and you acknowledge
that in some
circumstances
a serious
conflict
may justify
the termination
of
your employment);

(h)
promote
the interests
and welfare of
the Company,
and not
act in any
way which may
harm or
prejudice
the reputation
and goodwill
of
the Company
or the Coronado
Group;
and
(i)
as lawfully required by the Company,
perform
work for any other member or members
of
the Coronado
Group.
You
must perform
the duties
reasonably
associated
with your
position.
The Company may
vary your
duties
and responsibilities
from
time to
time or
assign
you
additional
duties
and responsibilities
as
may be
directed
by
the Company
or your
Leader.
In particular,
you
may be
required to
perform
any
duties
in any area of
the operation,
subject
to
your competence
and any safety
and statutory
requirements.
You
may also
be requested
to
train to
become
competent
in new skills
as required
by
the Company.
If your
position,
duties
or reporting
structure change,
this Contract
will continue
to
apply
to
your
employment
unless you and the Company enter a new written employment contract or vary this
Contract in
writing.
Hours of Work
Your
ordinary
hours are
in accordance
with the NES,
during the
Company's
ordinary
business
hours, and
reasonable additional
hours in accordance
with the Company's
operational
requirements.
Because
of
the nature of
your position,
you
acknowledge
and agree that
any
additional
hours that
you
are required to
work in excess
of
your ordinary
hours per
week are
reasonable
so
far as
they are necessary
for
the full
and proper
performance
of
your duties
under
this Contract.
Your
remuneration includes
compensation
for
this.
The Company
may change
your hours
of
work,
days
of
work or
starting
and finishing
times.
Your
hours of
work may
be averaged
over a period
of
up to
six
months.
You
acknowledge
and agree that
you
will comply
with any time
recording
requirements as
notified
by
the Company
from
time to
time.
Total
Employment
Cost
You
will be paid
on a total
employment
cost
(
TEC
) basis.
Your
initial TEC is $510,000.00 (less
applicable
tax) per annum (inclusive
of
superannuation).
Your
TEC is
made up
of
the following
components:
(a) Cash salary:
Your
cash salary
will be the
amount remaining
after
deducting
from
your TEC the
amounts
for
Company
superannuation contributions
paid
by
the Company
for
your
benefit,
and any other
pre-tax deductions
nominated by
you.
Your
cash salary,
net of
tax and authorised
deductions,
will be paid no
less frequently
than on a monthly
basis
by
electronic
funds
transfer
into
bank account/s
nominated
by
you.
(b) Superannuation:
The Company
will
make compulsory
superannuation
guarantee contributions,
on your
behalf,
up to
the maximum
contribution
required under the Superannuation
Guarantee
(Administration)
Act
1992 (Cth). Superannuation
guarantee
contributions
are included
as part
of
your TEC.
By agreement
with the Company,
you
may choose
to
make additional
voluntary
contributions
to
your chosen
fund.
Where superannuation contributions
are received
from
more
than
one
employer
during
a
financial
year,
it
is
your
responsibility
to

monitor
your concessional
contributions
and manage any
contribution
cap
implications
that may
arise.
If you
do
not nominate
a superannuation fund,
contributions
payable
on your
behalf
will be directed
to
your stapled
fund,
and if
you
do
not have
a stapled
fund
to
the
Company's
default
superannuation fund.
A Choice
of
Fund form
can be
returned at
any time and
future contributions
will be made
to
your nominated
fund.
You
consent
to
the provision
of
your personal
information,
including
any health
information,
between the Company
and the superannuation
fund
and their service
providers.
This information
is necessary
to
facilitate
the provision
of
benefits
in the
course
of
your employment
and for
the management of
the fund.
Your
TEC is
in full
recognition
of
the requirements of
the role and
the hours of
work necessary
to
perform
the role.
Unless otherwise
specified
in this
Contract,
your TEC includes
compensation
for
all
entitlements,
benefits
or payments
that you may be otherwise entitled to, including
under any
applicable
industrial
instrument or
legislation.
This includes,
but is
not
limited
to:
● minimum weekly wages;
● allowances;
● overtime;
●
penalty
rates;
●
shift
loadings;
●
annual leave loading;
and
●
any other loadings
or penalties.
Accordingly,
you
will not
be paid
any special
rates or allowances
for
working
particular times
or under
particular
conditions
unless otherwise
agreed in
writing.
The Company
is entitled
to apply:
●
any over
-industrial instrument payments or other benefits
provided
for
in this
Contract,
or paid
to
you
in excess
of
minimum statutory
or industrial
instrument entitlements,
in satisfaction
of
any industrial
instrument entitlements
or other entitlements
to
which you are, or become,
entitled;
●
overpayments
for any
entitlement in any
pay period
against another entitlement or
pay period.
For
avoidance
of
doubt,
your
annual
remuneration
should
not
be
regarded
as
an
annualised
wage
arrangement
under any
applicable
industrial
instrument.
Incentive Arrangements
You
may be
eligible
to
participate
in incentive
arrangements offered
by
the Company
or Coronado
Group from
time to time.
Details
of
these arrangements
will be provided
to you separately,
and do
not
form
a part of
this Contract.
Annual Leave
You
will be entitled
to
annual leave in accordance
with the
applicable
legislation.
Currently, full
time
employees
are entitled to
4 weeks annual leave per annum.
You
are required to
apply
for
annual
leave at
least 4 weeks
prior
to
your first
day
of
intended
leave, or
such shorter
period
as may
be
agreed with
your Leader.
Annual leave
approved
by
your Leader and
taken during
employment
will
be paid
based
on your
usual rate of
pay.
Annual leave
is to
be taken
within 12 months
of
accruing.
If you
do
not take
the leave within this
period,
the Company
may direct
you to do
so upon giving
you
one month's
notice
(without limiting
the
Company’s
rights
at law).
On termination
of
employment,
you
will be paid
for
any accrued
and untaken annual leave based
on
your usual
rate of
pay
.

Long Service Leave
You
are entitled to long
service leave in accordance
with applicable
legislation.
Other Leave
You
are
entitled
to
personal/carer’s
leave,
parental
leave,
compassionate
leave,
community
service
leave and family and domestic
violence leave in accordance with applicable
legislation.
Public Holidays
Public
Holidays
will be those
declared
as public
holidays
in the state
or territory
in which you
work.
Although
you
are not normally
required to
work on
public
holidays
(and will be
entitled
to
paid
leave),
you
may be
requested,
and you
will not
unreasonably refuse,
to
work on
a public
holiday
in order to
perform
your duties
and meet the
operational
requirements of
the Company,
compensation
for
which
is included
in your
remuneration.
Medical Assessments
The Company
may,
from
time to time at
its discretion,
require you
to
undergo
an independent
medical
assessment
by
a doctor
or other
health professional(s)
nominated
by
the Company.
You
consent
to
the doctor
or health professional
releasing the results
of
that assessment
to
the
Company.
The Company
will keep
this information
confidential
and the Company
will only
use it to
assess
your ability
to
perform
your duties
or meet the
Company’s
work health and
safety
obligations,
which may
result in the Company
taking
action
including,
but not
limited
to:
●
requiring you
to
return to work;
●
requiring you
to
leave, or
remain away from
work,
for
a period
of
time; or
●
ending your
employment.
The
above
requirement
is
separate
to,
and
in
addition
to,
any
requirement
for
a
health
or
medical
assessment
under applicable
legislation.
Guarantee of Annual
Earnings
This clause,
and the Company’s
undertaking
in this
clause, only
applies
if
at any time
during your
employment
your remuneration
package
(inclusive of
salary and
the value of
non-monetary
benefits)
exceeds
the high income
threshold
as defined
in the
Fair Work Act
2009
(Cth).
If your
remuneration
exceeds
the high income
threshold,
for
the purpose
of
section
330 the
Fair Work Act
2009
(Cth), the
Company
undertakes
that it
will pay
you
your remuneration package
set out
in this
Contract or
a
variation to
this Contract
(inclusive of
salary and
the value of
non-monetary
benefits),
for
a period
of
at least
12 months.
As a
result, the
modern
award you
are covered
by
will not
apply
to
your
employment
for
the period
during which
this undertaking
operates.
By entering
into
this Contract,
you
accept
this undertaking
and the amount
of
your annual remuneration package.
This undertaking
will
continue until
the earlier
of
your employment
with the Company
ending;
you
accepting
a new undertaking
from
the Company;
or you
and the Company
agreeing to
revoke
this
undertaking.
This undertaking
does
not affect
the rights
of
either you or
the Company
to
end the employment
relationship
in accordance
with the termination
provisions
set out
in this
Contract.
Compliance
with Company
Policies and Procedures
During
your
employment
you
are
required
to
comply
at
all
times
with
all
Coronado
Group’s
policies
and procedures
as varied
or introduced
from
time to
time.

It is your
obligation
to
familiarise
yourself
with current policies
and procedures
that are relevant to
your employment
and to
comply
at all times
with such policies
and procedures.
The Coronado
Group’s
policies
and procedures
operate independently
of
this Contract
and are not
incorporated
into
this Contract
and are not
binding
on the Coronado
Group or
the Company.
The Coronado
Group reserves
the right
to
amend, revoke,
introduce
or replace
its
policies
and
procedures
at its
discretion
.
Occupational Health and Safety
You
must comply
with all occupational
health and safety
systems
and requirements
that are relevant
to
your work.
You
must attend
to
your work
safely,
take all reasonable
care and notify
your Leader if
you
become
aware of
any workplace
risks.
You
must not
create a potential
safety
risk to
yourself
or
others in
the course
of
your employment.
Privacy
You
consent
to
the Company
collecting,
storing,
using and
disclosing
your personal
and health
information
for any lawful
purpose
relating to
your employment,
and to
the Company
transferring
your
personal
and health information
outside
Queensland and Australia
in the course
of
its
business
activities.
You
also consent
to the Company disclosing
your personal and health information
to third parties for
any lawful
purpose
relating to
your employment.
These persons
include the
Australian Tax
Office
or
other government
agencies,
related
entities,
superannuation
fund
trustees and
administrators,
contractors,
bankers, insurers, medical, rehabilitation
or occupational practitioners, laboratory
analysts,
investigators,
financial
and legal
advisers,
potential
purchasers on
sale of
business,
law enforcement
bodies
and regulatory
authorities.
Confidential
Information
“
Confidential
Information
” means
any information
which is confidential
and not
in the public
domain
(unless
in the public
domain
because of
a breach of
confidentiality),
including,
but not
limited
to:
●
technical information
relating to
the Coronado
Group,
including
its
operations,
products
and services;
●
all information
concerning
the Coronado
Group,
its
methods
of
operating,
marketing
and
other activities;
●
information
concerning the Coronado
Group’s customers
or clients
or prospective
customers
or clients;
●
personal
information
about
officers,
employees
or contractors
engaged
by
the
Coronado
Group;
●
the Coronado
Group’s
policies,
procedures,
handbooks,
manuals and forms;
and
●
competitive
and financial
information
concerning
the Coronado
Group not
in the
public
domain.
During your
employment
with the Company
you
will have access
to
or may
become
acquainted
with
Confidential
Information.
You
must not use or disclose
Confidential
Information,
except
(a)
for the purpose
of
and to the extent necessary
to
properly
perform
your duties; or
(b)
where disclosure
of
specific
Confidential
Information
is required
to
comply
with
any applicable
law; or
(c)
the use or disclosure
of
the Confidential Information
is agreed by the Company
in writing.
You
must immediately
notify
the Company
of
any suspected
or
actual unauthorised
use, copying
or
disclosure
of
Confidential
Information.

You
agree that upon termination of
your employment
for any reason you will return
to the Company all
of
the Confidential
Information
that you
have in your
possession.
Your obligations
under this clause continue after your employment
ends.
Intellectual property
For the purpose
of
this clause:
Work
means
any invention,
discovery,
design,
improvement,
formula,
process,
technique,
literary or
artistic
work,
or any other
item in which
Intellectual Property
Rights
subsist
or are capable
of
subsisting
and is
wholly or
partly
created,
made or
discovered
by
you
either:
(a)
during your
employment
(whether or not during
ordinary
working
hours); or
(b)
otherwise
using
the
facilities,
resources,
time,
Confidential
Information
or
any
other opportunity
provided
by
the Company,
or the broader
Coronado
Group.
Intellectual
Property
Rights
means
all existing
and future
rights,
which may be
protected
by
copyright,
patent,
design,
trademark or
other registration
or other
forms
of
protection
in Australia or
elsewhere.
Moral Rights
includes
the right
to
be identified
as the author
of
the work,
the right
not to
have any
other person
identified
as the author
of
the work and
the right
of
integrity
of
authorship
(as defined
in
the
Copyright
Act
1968
(Cth)).
The Work
and all Intellectual
Property
Rights
in the Work
will belong
absolutely
to
the relevant
company
or companies
within the Coronado
Group and
you
agree to
do
all things
necessary and
execute any
document
required to
give
effect
to
this ownership.
You
must immediately
and fully
disclose
to
the Company
any Work
created,
contributed
to,
made or
discovered
by
you
during your
employment.
You
consent
to
any act
or omission
by
the Company
or the Coronado
Group which
would
otherwise
infringe
or breach
any Moral Rights
you
may have in any
Work made
by
you
in the course
of
employment.
You
also
agree that this
consent
and waiver extends
to
any licensees
and successors
in title
to
the
Company
or relevant
company
within the Coronado
Group in
respect of
such Works, as
well as to
any
persons
who are authorised
by
the Coronado
Group or
by
its
licensees and
successors
in title
to
do
acts
comprising
the copyright
of
such Works.
You
agree to
execute
any further document
necessary
to give effect
to this.
If you
do
not comply
with
such a request
by
the Company
within 7 days,
you
authorise the Company
(or any persons
authorised
by
the Company)
to
do
all things
and execute
all documents
necessary to
give
effect
to
that request
on your
behalf.
For the avoidance
of
doubt,
your obligations
under this
clause continue after
your employment
ends.
Termination
of Employment
Either party
may terminate your
employment
by
giving
the other party
three (3)
months'
written notice.
In the event
that the
Employer
terminates your
employment
for
any reason other
than the reasons
set
forth
in this
clause under subparagraphs
(a), (b), (c) and
(d), the Employer
will pay
a termination
payment
equivalent to
six
(6) months'
TEC.

The Employer
may,
at its
discretion,
make a payment
in lieu of
notice
for
all or part
of
the notice
period
or require you
to
work for
all or part
of
the notice
period.
In the event that you
end your
employment
without giving
the specified
period
of
notice,
you
agree to
pay
the Employer
an amount
equal to
your total
remuneration for
the balance of
the notice
period
not served.
You
agree that this
amount is
a genuine pre
-estimate
of
the loss
the Coronado
Group is
likely
to
suffer
because of
the
failure to
give
the specified
period
of
notice.
The Employer
may terminate your
employment
immediately
without notice
or payment
in lieu of
notice
if
you:
a)
engage in any
serious
or willful
misconduct
including
by
committing
any willful,
serious
or
persistent
breach of
your terms
and conditions
of
employment
or any Company
policy,
procedure
or guideline
or by
serious
negligence
in the performance
of
your duties:
b)
engage in any
other conduct
(either at work or
otherwise) which
in the reasonable
opinion
of
the Board
is likely
to
affect
adversely
the reputation
of
the Company
or the Coronado
Group
and/or
render you
unsuitable for
employment:
c)
are convicted
of
an offence
punishable
by
Imprisonment; or
d)
commit
any other act
that would
justify
summary dismissal
at law.
If
your
employment
is
terminated
for
any
of
the
above
reasons,
the
Employer
will
pay
you
up
to
the
day
of
termination only.
Suspension
Without
limiting
the Company’s
right to
terminate your
employment
without notice
in the
circumstances
set out
above,
the Company
may suspend
you
from
duty
with pay,
or direct
you
to
perform
work in a
different
position,
at any time during the
term of
your employment,
including
but not
limited
to
in circumstances
where the Company forms
the view that
your conduct,
capacity
or
performance
may warrant
serious
disciplinary
action
(including
ending
of
your employment).
If the
Company
suspends
you
from
duty,
it may
appoint
someone
else to
your role
for
the period
of
suspension.
Retrenchment
Benefits
In addition
to
the above
notice
period,
if
your employment
is terminated
by
the Company
due to
redundancy,
you
will be entitled
to
receive retrenchment benefits
in accordance
with applicable
legislation
as advised
to
you
and amended
from
time to
time.
Directorship
The Company
may request
you
to
become
a director
of
the Company
or any of
its
Related Bodies
Corporate
(as defined
by
the
Corporations Act
2001
(Cth)) without
any additional
remuneration and
the benefits
under this Contract
are in part consideration
of
you
agreeing to
become
a director.
Should
you
agree to
become
a director
of
the Company
or any of
its
Related Bodies
Corporate,
on
termination
of
your employment:
(a)
you
must
resign
all
directorships
held
as
a
consequence
of
the
employment,
as
directed
by
the Company;
(b)
you irrevocably
appoint
the Company
Secretary of
the Company,
or any other
person
nominated
by
the Board,
as your
agent to
execute any
documents
on your
behalf;
and
(c)
you
acknowledge
and
agree
that
you
have
no
entitlement
to
any
compensation
for
loss
of
office.

You
agree to
resign as
a director
if
the Chairperson or
the Company
requires you
to
do
so.
Your
obligations
under this clause
survive the
end of
your employment
with the
Company.
Compliance
and approvals
The exercise
of,
or compliance
with, any discretion,
right or obligation
under this Contract
is subject
to
any required
board or shareholder
approvals,
any necessary
regulatory
consent
(being the
consent
of
any entity
or governmental
body
that has statutory
or other powers
over corporations)
and compliance
with the Company’s
(and each Coronado Group company’s)
constitution,
and all applicable
laws.
This clause has effect
regardless of
any other provision
of
this Contract.
Company Property
Upon the
cessation
of
your employment
you
will return to the
Company
or an authorised
officer
of
the
Company:
(a)
all originals
and copies
in any form
(including
but not
limited
to
computer
data) of
all
books,
records
and documents
relating to
your duties,
functions
and responsibilities
as an employee
of
the Company
or its
business
affairs
(including
customer
lists
and
details);
and
(b)
all other things
belonging
to
the Company
(including
but not
limited
to
keys,
security
cards
and passes,
corporate
credit
cards,
mobile
phones,
copies
of
documents
and
computerised
information).
Your
obligations
under this clause continue after your employment
with the Company
ends.
Set Off
Immediately
on your employment
ending
or at any other time requested by
the Company,
you:
(a)
agree to
pay
to
the Company
all amounts
you
owe to
it or
a related entity
(for
example,
amounts
such as
personal
expenses
incurred on
a Company
mobile
telephone,
or amounts
owing
for
Company
funded
study
assistance)
or any amounts
mistakenly
paid
to
you
such as
an overpayment;
(b)
authorise
and direct the
Company
to deduct
or withhold
unpaid
amounts
from
monies
otherwise
owed to
you
during employment
or upon
termination of
employment;
and
(c)
acknowledge
that if
you fail to
repay any monies
owing to the
Company,
including
any
amounts
paid to
you by mistake,
the Company
may demand
and enforce
the recovery
of
such monies
as a debt
immediately
due and
payable
by
you
to
the Company.
Post-Employment
Restrictions
‘Confidential
Information’
has the meaning
given
in the clause
of
this Contract
entitled
“Confidential
Information”.
‘Competitive
Business’
means
any business
that is
competitive
with or substantially
similar to
the
Company
or the Coronado
Group during
the period
of
6 months
preceding
the End
Date or
during the
Restricted
Period.
‘End Date’
means the date
on which your employment
with the Coronado
Group ends.
‘Entity’
means an
individual,
company,
partnership,
joint
venture (whether corporate
or incorporate)
or
any other body
(whether corporate
or incorporate).

‘Prescribed
Position’
means:
1
a position
as employee,
director,
secretary,
company
officer,
agent,
contractor,
consultant
or adviser
of
any Entity;
2
a partner,
shareholder
or member
of
any Entity;
and
3
acting
as any of
the persons
referred to
in items
1 and 2 of
this definition.
‘Restricted Area’ means:
1
Any country
where the Coronado
Group has
operations,
including
at the date
of
this Contract
the United States
of
America and
Australia; or
failing
that
2
The United States
of
America and
Australia; or
failing
that
3
Australia; or failing
that
4
Queensland
and New South
Wales; or
failing
that
5 Queensland.
‘Restricted Period’ means:
1
the period
of
12 months
starting
on the End
Date;
or failing
that
2
the period
of
6 months
starting
on the End
Date;
or failing
that
3
the period
of
3 months
starting
on the End
Date;
or failing
that
4
the period
of
1 months
starting
on the End
Date.
Inducing directors,
employees
or contractors
to
leave the Coronado Group
You
must not
(whether directly
or indirectly)
during the
Restricted
Period
and in the Restricted
Area,
encourage,
induce or
attempt
to
encourage or
induce any
director,
officer,
employee
or contractor
of
the Coronado
Group,
with whom you
had work
related dealings
during the
12 months
preceding
the
End Date,
or about
whom you
have, or
have had, Confidential
Information
about
in respect
of
their
engagement
with the
Coronado
Group,
to
terminate his or
her engagement with the entity
within the
Coronado
Group which
engages
them, whether
or not
that person
would
commit
a breach of
that
person’s
contract
of
engagement.
Persuading
the Coronado
Group’s
customers
or suppliers
to cease or reduce business
You
must not
(whether directly
or indirectly)
during the
Restricted
Period
and in the Restricted
Area,
solicit,
canvass
or approach
any person
or entity
who was:
(a)
a customer,
client,
agency
or supplier
of
the Coronado
Group with
whom you
had work-
related dealings
during the
12 months
immediately
preceding
the End
Date or
about
whom you
have, or
have had, Confidential
Information;
or
(b)
a potential
customer,
potential
client,
potential
agency
or potential
supplier
of
the
Coronado
Group with
whom, or
in respect
of
whom, you
had work-related
dealings
during the
12 months
preceding
the End
Date or
about
whom you
have, or
have had,
Confidential
Information,
with a view to:
(c)
obtaining
the custom
or business
of
any such
person
or entity
for
your benefit
or the benefit
of
any other person;
(d)
persuading
any such
person
or entity
to
cease doing
business
with the Coronado
Group;
or
(e)
persuading
any such
person
or entity
to
reduce the amount
of
business
which the person
or entity
would
normally do,
or otherwise
would
have done,
with the Coronado
Group.

Competing
with the Coronado Group
You
agree that you
will not
(whether directly
or indirectly
and in any
position
including
a Prescribed
Position),
during the
Restricted
Period
and in the Restricted
Area, carry on,
be employed
by,
or
engaged
in or otherwise
interested in
any
Competitive
Business:
(a)
for
purposes
of
performing
duties
or providing
services
which are the same as or
similar to
those
you
provided
to
the Coronado
Group at
any time
within the 12
months
immediately
prior
to
the End
Date; or
(b)
in a position
in which you
can use Confidential
Information
to
gain an advantage
for
a Competitive
Business
or cause
detriment to
the Coronado
Group.
Priority
of
restrictions
You
agree that you
intend the
restrictions
in this
clause (‘Post
-Employment
Restrictions’)
to
operate
to
their maximum
extent.
However,
should
a court
consider
it necessary
to
reduce the extent
of
a
restriction,
the parties
intend that
any reduction
should
be made
to
the Restricted
Area before
any
reductions
are made to
the Restricted
Period.
Consent
The restrictions
in this
clause
(‘Post
-Employment
Restrictions’)
do
not
apply
in circumstances
where
you have obtained
the Company’s
prior written consent.
Restrictions
reasonable and inclusive
You
agree that:
(c)
you
will obtain
Confidential
Information
during your
employment,
the disclosure
of
which could
materially harm the
Coronado
Group;
(d)
the restrictions
in this
clause (‘Post
-Employment
Restrictions’)
are reasonable
and necessary
for
the protection
of
the Coronado
Group’s
Confidential
Information
and goodwill;
(e)
you intend
the restrictions
to
operate
to
the maximum
extent;
(f)
damages
may be
inadequate to
protect
the Coronado
Group’s
interests and
the
Coronado
Group is
entitled
to
seek and
obtain
injunctive relief,
or any other
remedy,
in any court;
(g)
the restrictions
are separate, distinct
and several,
so
that the unenforceability
of
any restriction
does
not affect
the enforceability
of
the other restrictions;
(h)
consideration
for these restraints
is included
in your remuneration; and
(i)
despite
anything in
this clause
(‘Post
-Employment
Restrictions’),
for
the purposes
of
this clause
(‘Post
-Employment
Restrictions’),
a “substance
over form”
approach
is
intended
to
be taken
as to
whether the conduct
prohibited
by
this clause
(‘Post-
Employment
Restrictions’)
occurred in
the Restricted
Area. For example,
the provisions
in this clause
will apply
if you solicit
an employee located
inside
the Restricted
Area but
you
take the relevant
action
(e.g.
make a telephone
call or
send an email
to
that
employee)
from
a location
outside
the Restricted
Area.
Modification
of
restrictions
If the restrictions
in this
clause (‘Post
-Employment
Restrictions’):
(j)
are void
as unreasonable
for
the protection
of
the Coronado
Group’s
interests; and

(k)
would
be valid
if
part of
the wording
was deleted
or the period
or area was
reduced,
the restrictions
will apply
with the modifications
necessary to
make them effective.
Obligations
continue
Your
obligations
under this
clause (‘Post
-Employment
Restrictions’)
survive the
ending
of
your
employment.
Entitlement
to Work in
Australia
You
warrant that
you
are legally able
to
reside and
work in Australia
and you
acknowledge
that your
employment
with the Company
is conditional
upon
you
being
able to
legally
reside and
work in
Australia
at all times.
Should
your entitlement
to
work in Australia
change you
are required to
advise
the Company
immediately.
If you
are unable to
provide
confirmation
of
your current (and
updated)
entitlement to
work in Australia
this offer
of
employment
will be withdrawn or
your employment
with the Company
will end.
General
(a)
This Contract
and the letter
of
offer
states
all of
the express
terms of
the agreement
between the parties
in relation to your employment
and supersede all prior
discussions,
negotiations,
understandings
and agreements
with respect
to
your
employment
by
the Company.
These
terms may only be modified
by an agreement in
writing signed by
both
parties.
(b)
Any notice
to
be given
under these terms
and conditions
must be
given
in writing
and may
be given
either personally
or by
registered
mail.
Any notice
you
are
required to
provide
must be handed to your Leader or mailed addressed
to the
Company’s
mailing address.
If the Company is required to provide
you with notice, it
will be either handed to
you
or addressed
to
you
at your
last known
place of
residence.
(c)
In this Contract,
a reference to:
(i)
legislation
is
to
that
legislation
as
amended,
re-enacted
or
replaced,
and
includes
any subordinate
legislation
issued
under it;
(ii)
a
policy
or
other
document
is
to
that
policy
or
document
as
amended,
supplemented,
replaced
or novated;
and
(iii)
the
“Coronado
Group”
includes
a reference
to
any
member
of
the Coronado
Group.
(d)
Any provision
of
this Contract
which is unenforceable
or partly
unenforceable
is,
where possible,
to
be severed
to
the extent
necessary to
make this
Contract
enforceable,
unless this
would
materially change
the intended
effect
of
this
Contract.
(e)
These terms
and conditions
and your
employment
referred to
in this
Contract will
be
governed
by
the laws of
Queensland.

Acceptance
of Contract
By accepting
this Contract, you
are
acknowledging
that:
(a)
you
have not
relied on
any representations
regarding
your employment
made by
the Company
(or its
agents
or employees)
other than matters
expressly
set out
in
this Contract;
(b)
you
have been given
an opportunity
to
obtain
advice
concerning
its
contents
and effect;
and
(c)
you
have read and
understand
the contents
of
this Contract
and the letter
of
offer
and your
obligations.
Signed:
/s/
Mark Bolton
Dated:
3 August
2026
Mark Bolton